BNY Mellon Women's Opportunities ETF

Summary Prospectus | June 30, 2025

Ticker Symbol: BKWO

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at www.bny.com/investments/etfliterature. You can also get this information at no cost by calling 1-833-ETF-BNYM (383-2696) (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated June 30, 2025, are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term capital growth.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses* (Expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%
Distribution and service (12b-1) fees	None
Other expenses	0.00%
Total annual fund operating expenses	0.50%

* The fund's management agreement provides that BNY Mellon ETF Investment Adviser, LLC (Adviser), the fund's investment adviser, will pay substantially all expenses of the fund, except for the management fees, payments under the fund's 12b-1 plan (if any), interest expenses, taxes, acquired fund fees and expenses, brokerage commissions, costs of holding shareholder meetings, fees and expenses associated with any securities lending program to be adopted by the fund, and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the fund's business.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then hold or redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$51	$160	$280	$628

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. For the fiscal year ended February 28, 2025, the fund's portfolio turnover rate was 44.26% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests principally in equity securities of U.S. companies that, in the view of Newton Investment Management North America, LLC (NIMNA), the fund's sub-adviser, demonstrate attractive financial attributes and promote "Women's Opportunities." "Women's Opportunities" is defined as opportunities that enhance the professional

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development and advancement of women and/or the ability of women to meet their work or other personal life responsibilities and needs, such as those relating to household responsibilities, dependent/elder care responsibilities, and gender-specific healthcare. NIMNA considers companies that promote Women's Opportunities to be companies that demonstrate gender equitable practices in the workplace and/or that provide products or services that NIMNA believes enhance the ability of women to meet their work or other personal life responsibilities and needs (Women's Products and Services). Women's Products and Services include, among others, women's health orientated products and services (e.g., breast health, obstetrics, gynecological care, osteoporosis imaging and management), infant nutrition, elder and child care operators, healthy prepared meal delivery services, employment placing services and employment retraining services. Women's Products and Services may or may not be designed or beneficial exclusively for women. In addition, Women's Products and Services may or may not be the only products and services provided by a company.

Subject to its assessment of a company's financial attributes (as described below), NIMNA utilizes fundamental research and analysis to select investments for the fund that NIMNA believes possess a favorable combination of qualitative and quantitative metrics relating to Women's Opportunities.

NIMNA considers a company that, in NIMNA's view, demonstrates gender equitable practices in the workplace as promoting Women's Opportunities and, thus, to be an eligible company. To assess a company's workplace gender practices, NIMNA's framework incorporates third party data and internal research on the company's:

• Organizational structure, including female participation across management levels and board representation.

• Demonstration of commitment to gender equality as supported by employee satisfaction ratings and policies and principals adopted and/or endorsed, as applicable.

• Benefit programs, including family leave policies and flexible work opportunities.

Based on this assessment, NIMNA assigns a score to each company and companies that, at the time of purchase, score in the top 50% of their peer group, as determined by NIMNA based on sector, industry, relevant competitors and/or companies operating similar business models, are considered investment candidates. NIMNA generally considers each category equally, although NIMNA may give less consideration to a category when the data available on such category is limited.

A company that does not score in the top 50% of its peer group but has at least one woman on its board and provides Women's Products and Services will also be considered as promoting Women's Opportunities and eligible for investment.

From the list of eligible companies, NIMNA applies fundamental research and analysis to create a portfolio of securities issued by companies that NIMNA believes possess the most favorable combination of revenue, profit, free cash flow growth (growth of cash remaining after operating expenses and capital expenditures) and valuation metrics such as price to earnings ratio (ratio of a company's stock price per share to its earnings per share). NIMNA's fundamental process includes evaluating key areas of a company such as competitive landscape, stock-price valuations, secular and thematic drivers (longer-term market trends that could benefit certain industries and sectors and the companies in those sectors and industries), and analysis of the regulatory environment. NIMNA also analyzes a company's prospects, including the viability of the company's growth strategy, its competitive position, and its ability to capture price, and industry tailwinds. NIMNA then selects securities of companies with share prices that it believes are under-valued, based on NIMNA's models and forecasts of growth.

The fund principally invests in common stocks of U.S. companies and may invest in securities of companies with any market capitalization. The fund considers a U.S. company to be a company organized or with its principal place of business in, or that has a majority of its assets or business in, or whose securities are primarily listed or traded on exchanges in, the United States. The fund may, from time to time, invest a significant portion (more than 20%) of its total assets in securities of companies in one or more sectors. As of February 28, 2025, the fund invests a significant portion of its total assets in securities of companies in the information technology and healthcare sectors.

As part of its ongoing review of portfolio holdings, NIMNA may sell a security when NIMNA identifies weakness in the company's business model or a material deterioration in a company's promotion of Women's Opportunities. NIMNA also may sell a security when its valuation is unattractive, or it identifies a more promising investment opportunity from a financial perspective and/or as it relates to Women's Opportunities.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers.

Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

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• Risks of stock investing: Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry. Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of holders of debt obligations or preferred stock issued by the issuer.  In addition, holders of common stock generally have a lower priority in reorganization and bankruptcy proceedings than holders of debt obligations or preferred stock.

• Investment theme risk: The fund's incorporation of Women's Opportunities considerations into its investment approach may cause the fund to make different investments than funds that invest principally in equity securities but do not incorporate Women's Opportunities considerations when selecting investments. Under certain economic conditions, this could cause the fund to underperform funds that do not incorporate Women's Opportunities considerations. For example, the incorporation of Women's Opportunities considerations may result in the fund forgoing opportunities to buy certain securities when it might otherwise be advantageous to do so or selling securities when it might otherwise be disadvantageous for the fund to do so. The incorporation of Women's Opportunities considerations may also affect the fund's exposure to certain sectors and/or types of investments and may adversely impact the fund's performance depending on whether such sectors or investments are in or out of favor in the market. NIMNA's security selection process incorporates Women's Opportunities data provided by third parties, which may be limited for certain issuers and/or only take into account one or a few Women's Opportunities related components. In addition, Women's Opportunities data may include quantitative and/or qualitative measures, and consideration of this data may be subjective. Different methodologies may be used by the various data sources that provide Women's Opportunities data. Women's Opportunities data from third parties used by NIMNA as part of its process often lacks standardization, consistency and transparency, and for certain issuers such data may not be available complete or accurate. NIMNA's evaluation of Women's Opportunities factors relevant to a particular issuer may be adversely affected in such instances. As a result, the fund's investments may differ from, and potentially underperform, funds that incorporate Women's Opportunities data from other sources or utilize other methodologies.

• Market sector risk: The fund may significantly overweight or underweight certain countries, companies, industries or sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

• Healthcare companies risk: The healthcare sector is subject to government regulation and reimbursement rates, as well as government approval of products and services, which could have a significant effect on price and availability. Companies in the healthcare sector can be significantly affected by product liability claims, pricing pressure, rapid obsolescence of products or services, and patent expirations.

• Information technology companies risk:  The information technology sector has been among the most volatile sectors of the stock market.  Information technology companies involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile.  Certain information technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.  Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled.

• Growth and value stock risk: By investing in a mix of growth and value companies, the fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

• Market capitalization risk (small-, mid- and large-cap stock risk): To the extent the fund emphasizes investments in small-, mid- or large-cap stocks, it will assume the associated risks. At any given time, any of these market capitalizations may be out of favor with investors. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business. To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities. Smaller companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

BNY Mellon Women's Oportunities ETF Summary	3

• Market risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Local, regional or global events such as war, military conflicts, acts of terrorism, natural disasters, the spread of infectious illness or other public health issues, or other events could have a significant impact on the fund and its investments.

• Management risk: The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

• Issuer risk: A security's market value may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's products or services, or factors that affect the issuer's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

• Authorized participants, market makers and liquidity providers risk: The fund has a limited number of financial institutions that may act as Authorized Participants, which are responsible for the creation and redemption activity for the fund. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, fund shares may trade at a material discount to net asset value and possibly face delisting: (i) Authorized Participants exit the business or otherwise become unable or unwilling to process creation and/or redemption orders and no other Authorized Participants step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

• Fluctuation of net asset value, share premiums and discounts risk: As with all exchange-traded funds, fund shares may be bought and sold in the secondary market at market prices. The trading prices of fund shares in the secondary market may differ from the fund's daily net asset value per share and there may be times when the market price of the shares is more than the net asset value per share (premium) or less than the net asset value per share (discount). This risk is heightened in times of market volatility or periods of steep market declines.

• Trading issues risk: Although fund shares are listed for trading on an exchange and may be listed or traded on other U.S. and non-U.S. stock exchanges as well, there can be no assurance that an active trading market for such fund shares will develop or be maintained. Trading in fund shares may be halted due to market conditions or for reasons that, in the view of the listing exchange, make trading in fund shares inadvisable. In addition, trading in fund shares on an exchange is subject to trading halts caused by extraordinary market volatility pursuant to exchange "circuit breaker" rules. There can be no assurance that the requirements of the listing exchange necessary to maintain the listing of the fund will continue to be met or will remain unchanged or that fund shares will trade with any volume, or at all, on any stock exchange.

• Limited operating history risk: The fund is recently organized with limited operating history and there can be no assurance that the fund will grow to or maintain sufficient assets to achieve investment and trading efficiencies.

• Non-diversification risk: The fund is non-diversified and therefore, the fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows the performance of the fund for its first complete calendar year of operations. The table compares the average annual total returns of the fund to those of the S&P 500® Index, a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  Recent performance information may be available at www.bny.com/investments.

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Year-by-Year Total Returns as of 12/31 each year (%)
During the periods shown in the chart Best Quarter 2024, Q1: 14.14 Worst Quarter 2024, Q2: (0.54)

After-tax returns in the table below are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns as of 12/31/24
	1 Year	Since Inception (5/17/2023)
Returns before taxes	20.68%	22.16%
Returns after taxes on distributions	20.50%	22.00%
Returns after taxes on distributions and sale of fund shares	12.24%	17.07%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	25.02%	26.46%
Portfolio Management

The fund's investment adviser is BNY Mellon ETF Investment Adviser, LLC and the fund's sub-adviser is NIMNA, an affiliate of the Adviser.

Julianne McHugh and Karen Behr are the fund's primary portfolio managers, positions they have held since the fund's inception in May 2023. Ms. McHugh is Head of Sustainable Equities and a lead portfolio manager on various US Core Growth strategies at NIMNA. Ms. Behr is the lead portfolio manager on the US Large Cap Growth strategy at NIMNA. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Purchase and Sale of Fund Shares

The fund will issue (or redeem) fund shares to certain institutional investors known as "Authorized Participants" (typically market makers or other broker-dealers) only in large blocks of fund shares known as "Creation Units." Creation Unit transactions are conducted in exchange for the deposit or delivery of a portfolio of in-kind securities designated by the fund and/or cash.

Individual fund shares may only be purchased and sold on The NASDAQ Stock Market LLC, other national securities exchanges, electronic crossing networks and other alternative trading systems through your broker-dealer at market prices. Because fund shares trade at market prices rather than at net asset value, fund shares may trade at a price greater than net asset value (premium) or less than net asset value (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) (the "bid-ask spread"). Recent information regarding the fund's net asset value, market price, premiums and discounts, and bid-ask spreads is available at www.bny.com/investments.

Tax Information

The fund's distributions are taxable as ordinary income, qualified dividend income or capital gains, except when your investment is through an individual retirement account (IRA), retirement plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

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Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase fund shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its affiliates may pay the financial intermediary for certain activities related to the fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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